WELLS FARGO BANK, N.A.
PO BOX 6302O
SAN FRANCISCO, CA 94163
                                                                     Page 1 of 3
                                                      Account Number:513-0001216
                                                   Statement Start Date:01/01/02
                                                     Statement End Date:01/31/02
JORE CORPORATION
LOCKBOX ACCOUNT
45000 HIGHWAY 93 SOUTH
RONAN MT 59864

For Customer Assistance:
Call your Customer Service Officer or Client Services 1-800-AT WELLS (289-3557) 5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number    Beginning Balance  Total Credits  Total Debits  Ending Balance
WellsOne
Account
513-0001216          0.00             692,966.15   - 692,966.15      0.00

Credits
  Electronic Deposits/Bank Credits

Effective       Posted          Amount          Transaction Detail
Date            Date
                Jan 02          711.00          Sears EDI/Eftpmt 011231 266619
                                                REF*1 *20011231153007E0512363\
                Jan 07      116,040.50          Lowe'S Companies Trade Pmt REF*
                                                CK*O071911\DTM*097*20020102\
                Jan 07       25,699.84          Sears, Roebuck A EDI/Eftpmt 0201
                                                02000364844 REF*TN*E24167\
                Jan 07       41,355.25          Sears, Roebuck A EDI/Eftpmt 0201
                                                04 000364844 REF*TN*E25228\
                Jan 10          448.69          Sears EDI/Eftpmt 020109 266619
                                                REF*1 "20020109153009E0512502\
                Jan 10       34,347.00          WT Fed#O0017 Tokai Bank, Limite/
                                                Org=makita (Uk) Ltd Srf# NY02010
                                                8002406 Trn#020110011246 Rfb#251
                                                -91073
                Jan 11       10,531.03          Sears, Roebuck A EDl/Eftpmnt 020
                                                107 000364844 REF*TN*E27087\
                Jan 11        2,016.16          Sears EDI/Eftpmt 020110 266619
                                                REF*1 *20020110153012E0512532\
                Jan 14        3,564.00          Sears, Roebuck A EDI/Eftpmt 0201
                                                10 000364844 REF*TN*E29712\
                Jan 14       79,247.51          Sears, Roebuck A EDI/Eftpmt 0201
                                                10 000364844 REF*TN*E28564\
                Jan 14      113,933.15          Sears, Roebuck A EDI/Eftpmt 0201
                                                08000364844 REF* TN*E27619\
                Jan 14        2,258.00          Sears EDI/Eftpmt 020111 266619
                                                REF*1*20020111153007E0512561\
                Jan 17          613.42          Sears, Roebuck A EDI/Eftpmt 0201
                                                11 000364844 REF*TN*E30484\
                Jan 17        2,150.95          Sears EDI/Eftpmt 020116 266619
                                                REF*120020116153009E0512659\
                Jan 17       74,963.54          Zero Balance Account Transfer
                                                From 30082267
                Jan 18        2,362.24          Sears, Roebuck A EDI/Eftpmt 0201
                                                15000364844 REF*TN*E31241\
                Jan 22       14,288.51          Sears, Roebuck A EDIIEftpmt 0201
                                                17 000364844 REF*TN*E34063\

Continued on next page

Jore Corporation Lockbox Account
                                                                     Page 2 of 3

Electronic Deposits/Bank Credits

Effective       Posted          Amount          Transaction Detail
Date            Date
                Jan 22        15,021.69         Sears, Roebuck A EDI/Eftpmt 0201
                                                15 000364844 REF*TN*E31787\
                Jan 22        68,475.47         Sears, Roebuck A EDI/Eftpmt 0201
                                                17 000364844 REF*TN*E32826\
                Jan 22         3,848.10         Sears EDI/Eftpmt 020118 266619
                                                REF*1*20020118153008E0512703\
                Jan 23         2,995.88         Sears EDI/Eftpmt 020121 266619
                                                REF*1*20020121153007E0512731\
                Jan 25         6,652.80         Sears, Roebuck A EDI/Eftpmt 0201
                                                21 000364844 REF* TN*E35598\
                Jan 28           833.87         Sears, Roebuck A EDI/Eftpmt 0201
                                                22 000364844 REF*TN*E36074\
                Jan 28        19,076.70         Sears, Roebuck A EDI/Eftpmt 0201
                                                23 000364844 REF*TN*E36779\
                Jan 28        42,002.96         Sears, Roebuck A EDI/Eftpmt 0201
                                                24000364844 REF*TN*E37604\
                Jan 31         8,355.19         Sears, Roebuck A EDI/Eftpmt 0201
                                                28 000364844 REF*TN*E38320\
                Jan 31         1,172.70         Sears EDI/Eftpm t 020130 266619
                                                REF*1*20020130153008E0512908\

Debits
  Electronic Debits/Bank Debits

Effective       Posted          Amount          Transaction Detail
Date            Date
                Jan 02          711.00          Zero Balance Account Transfer To
                                                30082267
                Jan 07       94,116.41          WT Fed#02444 Bankers Trust Comp/
                                                Ftr/Bnf= adp Payroll Deposit Cus
                                                todial Srf#Trn#020107015468 Rfb#
                Jan 07       32,042.56          WT Fed#02436 First Interstate B/
                                                Ftr/Bnf=dye&Moe Pip Trst Account
                                                Srf# Trn#020107015636 Rfb#
                Jan 07       37,757.36          Withdrawl Made In A Branch/Store
                Jan 07       19,179.26          Zero Balance Account Transfer To
                                                30082267
                Jan 10       34,795.69          Zero Balance Account Transfer To
                                                30082267
                Jan 11       12,547.19          Zero Balance Account Transfer To
                                                30082267
                Jan 14          180.23          Return Item Az 020114
                Jan 14      198,822.43          Zero Balance Account Transfer To
                                                30082267
                Jan 17       74,963.54          WT Fed#06182 Bankers Trust Comp/
                                                Ftr/Bnf= adp Payroll Deposit Cus
                                                todial Srf#Trn#020117036844 Rfb#
                Jan 17        2,764.37          WT Seq#17341 Syndic/Wfbcorp/Jore
                                                Cor/Bnf= Srf#BW02011709302377
                                                Trn#020117017341 Rfb#020170056
                Jan 18       2, 362.24          WT Seq#23345 Syndic/Wfbcorp/Jore
                                                CDr/Bnf= Srf#BW02011810225364
                                                Trn#020118023345 Rfb# 020180056
                Jan 22      101,633.77          WT Seq#41515 Syndic/Wfbcorp/Jore
                                                CDr/Bnf=Srf#BW02012212021920
                                                Trn#020122041515 Rfb# 020220107
                Jan23         2,995.88          WT Seq#26213 Syndic/Wfbcorp/Jore
                                                CDr/Bnf= Srf# BW02012311054719
                                                Trn#020123026213 Rfb#020230050


Continued on next page

Jore Corporation Lockbox Account
                                                                     Page 3 of 3
Debits
  Electronic Debits/Bank Debits

Effective       Posted          Amount          Transaction Detail
Date            Date
                Jan 25          6,652.80        WT Seq#30049 Syndic/Wibcorp/Jore
                                                CDr/Bnf= Srf#BW02012511130957
                                                Trn#020125030049 Rfb#020250056
                Jan 28         61,913.53        WT Seq#33729 Syndic/Wibcorp/Jore
                                                CDr/Bnf= Srf#BW02012812264732
                                                Trn#020128033729 Rfb#020280179
                Jan 31          9,527.89        WT Seq#23468 Syndic/Wfbcorp/Jore
                                                CDr/Bnf= Srf#BW02013109511255
                                                Trn#020131023468 Rfb#O2031O258

                              692,966.15        Total Electronic Debits/
                                                Bank Debits
                              692,966.15        Total Debits

Daily Ledger Balance Summary
Date          Balance     Date          Balance         Date           Balance
Dec 31          0.00      Jan 14          0.00          Jan 25            0.00
Jan 02          0.00      Jan 17          0.00          Jan 28            0.00
Jan 07          0.00      Jan 18          0.00          Jan 31            0.00
Jan 10          0.00      Jan 22          0.00
Jan 11          0.00      Jan 23          0.00

Average Daily Ledger Balance              0.00


Thank you for banking with Wells Fargo.
Member FDIC